UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

Functional Brands Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-42936	85-4094332
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 SW Rosewood Street

Lake Oswego, Oregon 97035

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (800) 245-8282

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value share	MEHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The description in Item 5.02 below, as it relates to the Executive Employment Agreement Amendment entered into with Mr. Eric Gripentrog, a copy of which is filed herewith as Exhibit 10.1, is incorporated in this Item 1.01 herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreement Amendment

On February 18, 2026, the Compensation Committee of the Board of Directors of Functional Brands Inc. (the “Company”) approved Amendment No. 1 (the “Executive Employment Agreement Amendment”) to the Executive Employment Agreement, dated as of March 1, 2025, by and between the Company and Eric Gripentrog, the Chief Executive Officer of the Company, to provide for extension of the vesting schedule for certain restricted stock units previously approved as compensation for the executive.

The foregoing description of the Executive Employment Agreement Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the form of Executive Employment Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Independent Director Agreements

On February 17, 2026, the Company entered into formal agreements with the Company’s independent directors (the “Independent Director Agreements”), Girard Smith, Lourdes Felix, and Steven Rossi (the “Independent Directors”). Under the Independent Director Agreements, each Independent Director will be entitled to (i) annual cash compensation totaling $60,000 and (ii) receive an initial grant, upon Board and stockholder approval of the Company’s 2026 Equity Incentive Plan, of such number of stock options as may be determined by the Board of Directors of the Company, such options shall vest on the date of grant, and quarterly thereafter. The Independent Directors may also be entitled to annual cash compensation for services on committees of the Board. The Independent Director Agreements also provide for indemnification of each Independent Director by the Company.

The foregoing description of the Independent Director Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the form of Independent Director Agreements, a copy of which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Executive Employment Agreement Amendment between the Company and Eric Gripentrog
10.2	Form of Independent Director Agreements between the Company and each independent director
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	FUNCTIONAL BRANDS INC.

	By:	/s/ Eric Gripentrog
	Name:	Eric Gripentrog
	Title:	Chief Executive Officer

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